UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 14, 2013, the Board of Directors of the Company authorized an amendment to the Company’s bylaws (the “Bylaws”), effective immediately.  The amendment revises Article II(A) of the Bylaws to decrease the size of the Company’s Board of Directors from eleven (11) to eight (8) directors.

The full text of the Bylaws, as amended, is attached as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 5.07                      Submission of Matters to a Vote of Security Holders

An annual meeting of shareholders of First National Corporation (the Company) was held on May 14, 2013 for the purpose of considering and acting upon the following matters:

(1)	The election of 8 directors to serve for a term of one year;

(2)	The approval of a non-binding advisory resolution approving the compensation of executive officers;

(3)	The approval of a non-binding advisory recommendation of the frequency of future votes on the Company’s executive compensation program;

(4)	The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

The final voting results for each proposal, including the votes for and against, and any withheld or broker non-votes, are described below.

Proposal 1 – Election of Directors

The Company’s shareholders elected all 8 nominees for director.  For each nominee, the votes cast for and against, as well as the withheld and broker non-votes, were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Douglas C. Arthur	2,841,651	45,098	583,951
Elizabeth H. Cottrell	2,865,917	20,832	583,951
Dr. James A. Davis	2,864,915	21,834	583,951
Christopher E. French	2,865,373	21,376	583,951
Scott C. Harvard	2,866,748	20,001	583,951
John K. Marlow	2,866,154	20,595	583,951
Gerald F. Smith, Jr.	2,864,979	21,770	583,951
James R. Wilkins, III	2,866,279	20,470	583,951

Proposal 2 – Non-Binding Vote on Executive Compensation

The Company’s shareholders approved the advisory vote on the compensation of the Company’s executive officers named in the proxy statement for the 2013 annual meeting of shareholders.  The votes cast for and against this proposal, as well as the votes withheld and broker non-votes, were as follows:

For	Against	Withheld	Broker Non-Votes
2,761,584	61,985	63,180	583,951

Proposal 3 – Non-Binding Vote on Frequency of Shareholder Approval of Executive Compensation Program

The Company’s shareholders approved a three-year voting cycle on the advisory vote on the Company’s executive compensation program.  The votes cast for one, two or three years, as well as the votes withheld and broker non-votes, were as follows:

1 Year	2 Years	3 Years	Withheld	Broker Non-Votes
997,151	98,674	1,728,951	61,973	583,951

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the Audit and Compliance Committee’s selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2013.  The votes cast for and against this proposal, as well as the votes withheld, were as follows:

For	Against	Withheld
3,445,541	13,006	12,153

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.                                Description

3.1	Bylaws of the First National Corporation (as restated in electronic format as of May 14, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: May 15, 2013	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

3.1	Bylaws of the First National Corporation (as restated in electronic format as of May 14, 2013)